Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2014

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Molly A. Grimm
(513) 870-2768	(513) 603-5323	(513) 870-2697

	A.M. Best	Fitch	Moody's	Standard & Poor's
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A

Ratings are as of April 23, 2014, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF First-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2014

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Three Months Ended March 31, 2014	5
CFC Insurance Subsidiaries – Selected Balance Sheet Data	6

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	7
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	8
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	9
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	10
Direct Written Premiums by Line of Business and State	11
Quarterly Property Casualty Data – Commercial Lines	12
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	13
Loss and Loss Expense Analysis – Three Months Ended March 31, 2014	14

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	15
Quarterly Property Casualty Data – Commercial Lines	16
Quarterly Property Casualty Data – Personal Lines	17
Quarterly Property Casualty Data – Excess & Surplus Lines	18

Life Insurance Operations
Statutory Statements of Income	19

CINF First-Quarter 2014 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas - property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management's control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company's insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management's discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company's insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC's Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF First-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	First Quarter 2014
(all data shown is for the three months ended or as of March 31, 2014)

	3/31/2014	Year over year change %			3/31/2014	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$771	6		Commercial lines loss and loss expenses	$469	28
Personal lines net written premiums	231	7		Personal lines loss and loss expenses	188	33
Excess & surplus lines net written premiums	35	30		Excess & surplus lines loss and loss expenses	19	6
Property casualty net written premiums	1,037	7		Life and health contract holders' benefits incurred	56	27
Life and accident and health net written premiums	51	4		Underwriting, acquisition and insurance expenses	320	7
Annuity net written premiums	9	(21)		Interest expenses	14	8
Life, annuity and accident and health net written premiums	60	0		Other operating expenses	4	(20)
Commercial lines net earned premiums	692	10		Total benefits & expenses	1,070	21
Personal lines net earned premiums	254	10		Income before income taxes	119	(45)
Excess & surplus lines net earned premiums	33	22		Total income tax	28	(56)
Property casualty net earned premiums	979	10
Fee revenue	3	200		Balance Sheet:
Life and accident and health net earned premiums	48	14
Investment income	135	5		Fixed maturity investments	$9,180
Realized gains on investments	22	(46)		Equity securities	4,426
Other revenue	2	0		Other invested assets	72
Total revenues	1,189	8		Total invested assets	$13,678

				Loss and loss expense reserves	$4,375
				Life policy and investment contract reserves	2,435
Income:				Long-term debt and capital lease obligations	834
				Shareholders' equity	6,168
Operating income	$77	(40)
Net realized investment gains and losses	14	(46)		Key ratios:
Net income	91	(41)
				Commercial lines GAAP combined ratio	99.9%
				Personal lines GAAP combined ratio	103.0
				Excess & surplus lines GAAP combined ratio	86.9
				Property casualty GAAP combined ratio	100.3
Per share (diluted):
				Commercial lines STAT combined ratio	96.4%
Operating income	$0.46	(41)		Personal lines STAT combined ratio	104.6
Net realized investment gains and losses	0.09	(44)		Excess & surplus lines STAT combined ratio	87.0
Net income	0.55	(41)		Property casualty STAT combined ratio	98.1
Book value	37.73	7
Weighted average shares outstanding, in millions	165.0	0		Value creation ratio	2.6%

CINF First-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2014

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,022	$—	$—	$—	$1,022
Life	—	—	61	—	—	61
Accident health	—	—	1	—	—	1
Premiums ceded	—	(43)	(14)	—	—	(57)
Total earned premium	—	979	48	—	—	1,027
Investment income	11	89	35	—	—	135
Realized gain on investments	13	8	1	—	—	22
Fee revenue	—	1	2	—	—	3
Other revenue	4	—	—	2	(4)	2
Total revenues	$28	$1,077	$86	$2	$(4)	$1,189

Benefits & expenses
Losses & policy benefits	$—	$679	$80	$—	$—	$759
Reinsurance recoveries	—	(3)	(24)	—	—	(27)
Underwriting, acquisition and insurance expenses	—	305	15	—	—	320
Other operating expenses	8	—	—	1	(5)	4
Interest expense	14	—	—	—	—	14
Total expenses	$22	$981	$71	$1	$(5)	$1,070

Income before income taxes	$6	$96	$15	$1	$1	$119

Provision (benefit) for income taxes
Current operating income	$(4)	$18	$(2)	$—		$12
Capital gains/losses	5	3	—	—		8
Deferred	(1)	1	8	—		8
Total provision for income taxes	$—	$22	$6	$—	$—	$28

Operating income (loss)	$(2)	$69	$8	$1	$1	$77

Net income - current year	$6	$74	$9	$1	$1	$91

Net income - prior year	$2	$135	$14	$1	$2	$154
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF First-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Cincinnati Insurance Consolidated
Fixed maturities (fair value)				$6,111	$6,094	$6,039	$5,994	$6,083
Equities (fair value)				3,022	2,990	2,710	2,658	2,645
Fixed maturities - pretax net unrealized gain				361	312	344	359	532
Equities - pretax net unrealized gain				1,349	1,318	1,086	1,040	1,019
Loss and loss expense reserves - STAT				4,037	3,945	3,919	3,888	3,826
Equity - GAAP				5,384	5,324	5,188	5,143	5,288
Surplus - STAT				4,308	4,325	4,173	4,142	4,131

The Cincinnati Life Insurance Company
Fixed maturities (fair value)				$2,989	$2,946	$2,906	$2,900	$2,979
Equities (fair value)				14	13	13	13	18
Fixed maturities - pretax net unrealized gain				186	148	169	181	285
Equities - pretax net unrealized gain				6	6	6	6	8
Equity - GAAP				867	833	835	828	869
Surplus - STAT				232	247	256	272	268

CINF First-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2014	2013	Change	% Change
Underwriting income
Net premiums written	$1,037	$970	$67	7
Unearned premiums increase	58	81	(23)	(28)
Earned premiums	$979	$889	$90	10

Losses incurred	$567	$435	$132	30
Allocated loss expenses incurred	51	34	17	50
Unallocated loss expenses incurred	59	55	4	7
Other underwriting expenses incurred	297	287	10	4
Workers compensation dividend incurred	4	4	—	5

Total underwriting deductions	$978	$815	$163	20
Net underwriting profit	$1	$74	$(73)	(98)

Investment income
Gross investment income earned	$91	$87	$4	5
Net investment income earned	90	86	4	5
Net realized capital gains	6	19	(13)	(70)
Net investment gains (net of tax)	$96	$105	$(9)	(9)

Other income	$2	$—	$2	nm

Net income before federal income taxes	$99	$179	$(80)	(45)
Federal and foreign income taxes incurred	$17	$42	$(25)	(60)
Net income (statutory)	$82	$137	$(55)	(40)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Consolidated
Current accident year losses greater than $5,000,000				$—	$7	$5	$11	$—		$11		$16		$23
Current accident year losses $1,000,000-$5,000,000				23	57	48	32	30		62		110		167
Large loss prior accident year reserve development				10	(8)	3	26	24		49		53		45
Total large losses incurred				$33	$56	$56	$69	$54		$122		$179		$235
Losses incurred but not reported				21	51	22	23	27		51		72		124
Other losses excluding catastrophe losses				427	358	362	346	344		691		1,053		1,410
Catastrophe losses				86	29	53	75	10		84		137		166
Total losses incurred				$567	$494	$493	$513	$435		$948		$1,441		$1,935
Commercial Lines
Current accident year losses greater than $5,000,000				$—	$7	$5	$11	$—		$11		$16		$23
Current accident year losses $1,000,000-$5,000,000				18	42	35	29	26		55		89		131
Large loss prior accident year reserve development				10	(5)	4	14	24		37		42		38
Total large losses incurred				$28	$44	$44	$54	$50		$103		$147		$192
Losses incurred but not reported				22	36	41	28	22		50		91		127
Other losses excluding catastrophe losses				282	241	227	227	225		454		681		920
Catastrophe losses				58	10	36	45	2		46		82		93
Total losses incurred				$390	$331	$348	$354	$299		$653		$1,001		$1,332
Personal Lines
Current accident year losses greater than $5,000,000				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1,000,000-$5,000,000				4	14	12	3	3		6		19		33
Large loss prior accident year reserve development				—	(3)	—	10	—		10		10		6
Total large losses incurred				$4	$11	$12	$13	$3		$16		$29		$39
Losses incurred but not reported				(5)	9	(27)	(5)	—		(4)		(32)		(22)
Other losses excluding catastrophe losses				138	116	131	107	113		219		349		466
Catastrophe losses				27	19	16	29	8		37		54		72
Total losses incurred				$164	$155	$132	$144	$124		$268		$400		$555
Excess & Surplus Lines
Current accident year losses greater than $5,000,000				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1,000,000-$5,000,000				1	1	1	—	1		1		2		3
Large loss prior accident year reserve development				—	—	(1)	2	—		2		1		1
Total large losses incurred				$1	$1	$—	$2	$1		$3		$3		$4
Losses incurred but not reported				4	6	8	—	5		5		13		19
Other losses excluding catastrophe losses				7	1	4	12	6		18		23		24
Catastrophe losses				1	—	1	1	—		1		1		1
Total losses incurred				$13	$8	$13	$15	$12		$27		$40		$48

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Consolidated
Current accident year losses greater than $5,000,000				—%	0.7%	0.6%	1.2%	—%		0.6%		0.6%		0.6%
Current accident year losses $1,000,000-$5,000,000				2.3	6.0	5.0	3.5	3.4		3.4		4.0		4.5
Large loss prior accident year reserve development				1.1	(0.9)	0.3	2.9	2.6		2.7		1.9		1.2
Total large losses incurred				3.4%	5.8%	5.9%	7.6%	6.0%		6.7%		6.5%		6.3%
Losses incurred but not reported				2.2	5.4	2.3	2.6	3.1		2.8		2.6		3.3
Other losses excluding catastrophe losses				43.6	37.4	38.0	37.9	38.7		38.5		38.2		38.0
Catastrophe losses				8.7	3.0	5.5	8.2	1.1		4.7		5.0		4.5
Total losses incurred				57.9%	51.6%	51.7%	56.3%	48.9%		52.7%		52.3%		52.1%
Commercial Lines
Current accident year losses greater than $5,000,000				—%	1.0%	0.8%	1.7%	—%		0.9%		0.8%		0.9%
Current accident year losses $1,000,000-$5,000,000				2.6	6.2	5.1	4.4	4.2		4.3		4.5		5.0
Large loss prior accident year reserve development				1.4	(0.7)	0.7	2.1	3.7		2.9		2.2		1.4
Total large losses incurred				4.0%	6.5%	6.6%	8.2%	7.9%		8.1%		7.5%		7.3%
Losses incurred but not reported				3.2	5.1	6.0	4.3	3.5		3.9		4.6		4.8
Other losses excluding catastrophe losses				40.6	35.6	33.4	35.5	35.6		35.6		34.8		35.0
Catastrophe losses				8.3	1.6	5.2	6.9	0.3		3.6		4.2		3.5
Total losses incurred				56.1%	48.8%	51.2%	54.9%	47.3%		51.2%		51.1%		50.6%
Personal Lines
Current accident year losses greater than $5,000,000				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1,000,000-$5,000,000				1.4	5.7	5.0	1.3	1.3		1.3		2.6		3.4
Large loss prior accident year reserve development				0.3	(1.2)	(0.2)	4.2	—		2.2		1.3		0.7
Total large losses incurred				1.7%	4.5%	4.8%	5.5%	1.3%		3.5%		3.9%		4.1%
Losses incurred but not reported				(2.0)	3.9	(11.1)	(2.2)	0.1		(1.1)		(4.5)		(2.3)
Other losses excluding catastrophe losses				54.5	46.6	53.6	44.9	48.9		46.9		49.1		48.5
Catastrophe losses				10.6	7.6	6.7	12.4	3.3		7.9		7.5		7.5
Total losses incurred				64.8%	62.6%	54.0%	60.6%	53.6%		57.2%		56.0%		57.8%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1,000,000-$5,000,000				3.2	3.3	3.6	—	4.2		2.0		2.6		2.7
Large loss prior accident year reserve development				(0.3)	(0.1)	(4.3)	7.8	—		4.0		1.0		0.7
Total large losses incurred				2.9%	3.2%	(0.7)%	7.8%	4.2%		6.0%		3.6%		3.4%
Losses incurred but not reported				13.1	19.7	25.9	1.0	19.6		10.1		15.7		16.8
Other losses excluding catastrophe losses				21.6	3.5	15.9	41.4	22.9		32.5		26.6		20.4
Catastrophe losses				3.0	(1.7)	2.4	1.9	0.4		1.1		1.6		0.7
Total losses incurred				40.6%	24.7%	43.5%	52.1%	47.1%		49.7%		47.5%		41.3%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF First-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Consolidated
Current accident year reported claim count greater than $5,000,000				—	1	1	2	—		2		3		4
Current accident year reported claim count $1,000,000 - $5,000,000				15	31	29	21	18		41		72		108
Prior accident year reported claim count on large losses				8	10	5	14	20		35		41		47
Non-Catastrophe reported claim count on large losses subtotal				23	42	35	37	38		78		116		159
Commercial Lines
Current accident year reported claim count greater than $5,000,000				—	1	1	2	—		2		3		4
Current accident year reported claim count $1,000,000 - $5,000,000				11	20	21	18	14		34		56		80
Prior accident year reported claim count on large losses				7	10	4	12	17		30		35		42
Non-Catastrophe reported claim count on large losses subtotal				18	31	26	32	31		66		94		126
Personal Lines
Current accident year reported claim count greater than $5,000,000				—	—	—	—	—		—		—		—
Current accident year reported claim count $1,000,000 - $5,000,000				3	10	7	3	3		6		14		25
Prior accident year reported claim count on large losses				1	—	1	—	3		3		5		4
Non-Catastrophe reported claim count on large losses subtotal				4	10	8	3	6		9		19		29
Excess & Surplus Lines
Current accident year reported claim count greater than $5,000,000				—	—	—	—	—		—		—		—
Current accident year reported claim count $1,000,000 - $5,000,000				1	1	1	—	1		1		2		3
Prior accident year reported claim count on large losses				—	—	—	2	—		2		1		1
Non-Catastrophe reported claim count on large losses subtotal				1	1	1	2	1		3		3		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Agency State by Line of Business for the Three Months Ended March 31, 2014
	Commercial Lines							Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Spec Packages	Mgmt Liab & Surety	Mach & Equipment	Personal Auto	Home Owner	Other Personal	All Lines	2014	2013
												Total	Total

OH	$39.4	$30.3	$19.8	$—	$2.5	$5.8	$2.0	$27.1	$23.8	$8.0	$3.3	$162.0	$160.3	0.7	2.5	12.5	1.6
IL	17.1	13.7	8.5	16.2	1.9	1.7	0.8	7.2	6.5	2.0	2.9	78.5	75.3	3.1	3.0	44.8	4.2
IN	16.1	13.1	9.1	9.2	1.3	1.6	0.8	7.3	7.9	2.0	2.6	71.0	69.9	0.2	2.3	(1.3)	0.6
PA	16.7	11.4	11.2	16.0	1.4	1.6	0.7	3.1	2.3	0.9	1.1	66.4	63.4	4.0	9.6	14.1	4.7
GA	9.9	8.6	6.9	3.7	1.7	2.0	0.5	8.9	9.2	2.5	2.1	56.0	51.7	11.7	4.3	(1.5)	8.3
NC	10.8	11.1	5.8	5.7	2.9	1.9	0.7	6.7	5.1	1.7	1.4	53.8	48.0	10.6	13.5	46.4	12.1
MI	10.9	8.7	5.4	5.7	1.6	1.8	0.7	9.0	6.4	1.1	1.6	52.9	49.0	2.8	18.9	6.5	7.4
TN	9.2	8.3	4.8	3.2	2.1	1.1	0.6	4.0	4.5	1.2	1.0	40.0	38.3	0.5	12.7	89.8	4.5
VA	10.1	7.8	5.5	5.9	0.8	1.8	0.4	2.4	2.0	0.7	1.3	38.7	37.1	4.0	2.3	25.2	4.3
KY	7.1	8.1	5.5	1.0	1.2	0.7	0.4	6.1	5.6	1.4	0.8	37.9	36.0	6.3	6.3	(22.2)	5.5
WI	9.3	6.8	4.2	9.9	0.7	0.9	0.6	1.7	1.9	0.8	0.8	37.6	38.4	(2.8)	(1.0)	31.0	(2.0)
AL	6.7	8.7	3.4	0.3	2.0	1.0	0.5	4.4	7.2	1.5	1.9	37.6	32.0	21.6	3.9	105.9	17.1
MN	8.1	5.2	2.9	3.1	0.7	0.8	0.3	3.5	3.6	0.8	1.0	30.0	29.5	(2.8)	14.6	21.7	2.0
MO	7.3	7.6	4.1	3.3	1.4	0.4	0.6	1.3	1.8	0.4	1.7	29.9	29.5	(1.0)	6.6	40.9	1.6
TX	10.4	7.0	7.0	0.4	0.3	0.5	0.5	—	—	—	3.0	29.1	25.0	14.3	nm	42.7	16.5
IA	5.6	4.8	2.3	4.8	0.5	0.9	0.2	1.0	1.1	0.4	0.5	22.1	23.6	(7.4)	(1.3)	19.2	(6.2)
FL	5.6	4.8	1.8	0.4	0.1	0.4	0.1	1.8	2.6	0.5	0.8	18.9	18.3	9.2	(9.6)	18.9	4.1
MD	4.6	2.7	3.9	2.8	0.4	0.6	0.2	1.4	1.1	0.3	0.6	18.6	17.6	0.3	30.4	68.0	5.3
KS	3.5	4.0	2.1	2.9	0.4	0.5	0.2	1.1	1.5	0.3	0.4	16.9	15.8	7.4	0.6	1.2	6.1
AR	2.7	4.3	1.9	0.6	1.3	0.4	0.3	1.9	2.2	0.5	0.5	16.6	14.8	7.3	23.3	23.1	11.8
NY	6.5	3.4	2.6	0.8	0.2	0.5	0.2	0.7	0.2	0.1	0.4	15.6	16.8	(11.4)	163.6	27.4	(6.6)
AZ	4.0	2.8	3.1	1.4	0.3	0.4	0.2	1.1	0.8	0.3	0.6	15.0	12.6	16.6	33.6	46.6	19.8
UT	4.5	2.2	2.8	0.1	0.2	0.4	0.1	2.0	0.9	0.2	0.4	13.8	11.9	18.6	10.5	8.9	16.4
SC	2.9	2.1	2.0	0.9	0.7	0.4	0.1	1.8	1.1	0.3	0.5	12.8	12.3	(4.0)	32.0	65.6	5.2
MT	4.4	2.0	2.3	—	0.2	0.2	0.2	0.6	0.6	0.1	0.1	10.7	9.5	12.7	8.1	60.5	12.6
CO	3.9	2.6	2.9	0.2	0.1	0.2	0.2	—	0.1	—	0.8	11.0	6.7	62.3	nm	81.9	63.5
NE	2.3	2.6	1.2	2.0	0.3	0.6	0.2	0.2	0.3	0.1	0.7	10.5	9.7	2.2	4.5	117.4	6.6
ID	3.5	1.8	2.1	0.1	0.2	0.3	0.1	0.7	0.4	0.1	0.2	9.5	8.2	15.6	23.4	72.2	17.5
WV	2.6	2.3	2.0	0.7	0.3	0.2	0.1	—	0.1	—	0.6	8.9	8.0	11.8	nm	25.6	12.4
ND	2.8	1.5	1.6	—	0.2	0.3	0.1	0.2	0.2	—	0.1	7.0	7.0	(1.6)	9.8	95.6	(0.5)
VT	1.1	1.1	0.8	2.1	0.3	0.3	0.1	0.3	0.3	0.1	0.2	6.7	7.2	(6.6)	(7.6)	(12.5)	(6.8)
WA	2.2	1.1	1.4	—	—	0.3	0.1	—	—	—	0.3	5.4	3.8	41.0	nm	102.5	43.5
OR	1.6	1.1	1.1	—	—	0.3	0.1	0.3	0.1	—	0.7	5.3	3.0	81.8	176.1	50.7	82.3
NH	1.1	0.8	0.6	1.1	0.2	0.1	0.1	0.4	0.3	0.1	0.2	5.0	4.3	21.4	(1.2)	1.6	16.2
NM	1.8	0.8	1.1	0.1	—	0.3	—	—	—	—	0.2	4.3	3.3	27.5	nm	88.9	29.6
SD	0.9	1.0	0.5	0.9	0.2	0.1	0.1	—	—	—	0.1	3.8	3.5	9.3	nm	(4.2)	8.6
DE	1.0	0.7	0.8	0.6	0.1	0.1	0.1	—	—	—	0.1	3.5	2.1	66.1	nm	213.1	68.0
CT	1.0	0.7	0.3	0.3	—	—	0.1	—	—	—	0.1	2.5	1.3	113.9	nm	15.5	103.5
WY	0.6	0.5	0.2	—	—	—	—	—	—	—	—	1.3	1.1	27.6	nm	(6.8)	26.0
All Other	1.5	0.9	0.7	1.4	—	0.5	—	0.1	(0.1)	—	0.8	5.8	5.1	3.8	29.5	(39.1)	2.0
Total	$261.3	$209.0	$146.2	$107.8	$28.7	$31.9	$13.3	$108.3	$101.6	$28.4	$36.4	$1,072.9	$1,010.9	5.1	6.9	27.5	6.1
Other Direct	—	0.3	1.1	1.3	—	—	—	2.4	0.1	—	—	5.2	4.2	14.9	25.6	nm	20.9
Total Direct	$261.3	$209.3	$147.3	$109.1	$28.7	$31.9	$13.3	$110.7	$101.7	$28.4	$36.4	$1,078.1	$1,015.1	5.1	7.1	27.5	6.2
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF First-Quarter 2014 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Commercial casualty:
Written premiums				$258	206	232	222	237		459		691		897
Earned premiums				224	220	221	211	204		415		636		856
Current accident year before catastrophe losses				56.3%	54.2%	53.5%	55.7%	60.8%		58.2%		56.6%		56.0%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				3.6	1.9	(8.4)	(15.1)	(11.5)		(13.3)		(11.6)		(8.2)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				59.9%	56.1%	45.1%	40.6%	49.3%		44.9%		45.0%		47.8%
Commercial property:
Written premiums				$193	157	186	164	166		330		516		673
Earned premiums				171	163	161	152	147		299		460		623
Current accident year before catastrophe losses				53.4%	51.3%	49.6%	52.9%	48.9%		50.9%		50.5%		50.7%
Current accident year catastrophe losses				27.7	9.0	19.1	28.4	2.8		15.8		17.0		14.9
Prior accident years before catastrophe losses				(0.6)	(2.5)	1.4	(6.0)	2.0		(2.0)		(0.9)		(1.3)
Prior accident years catastrophe losses				(0.9)	(1.9)	(2.0)	(3.2)	(1.9)		(2.6)		(2.4)		(2.3)
Total loss and loss expense ratio				79.6%	55.9%	68.1%	72.1%	51.8%		62.1%		64.2%		62.0%
Commercial auto:
Written premiums				$145	117	128	127	135		262		390		507
Earned premiums				126	124	124	117	114		231		355		479
Current accident year before catastrophe losses				68.0%	70.6%	64.3%	76.3%	59.6%		68.1%		66.7%		67.8%
Current accident year catastrophe losses				—	(0.1)	0.9	1.5	0.4		1.0		0.9		0.7
Prior accident years before catastrophe losses				(0.2)	3.1	(0.4)	(3.2)	2.1		(0.7)		(0.5)		0.4
Prior accident years catastrophe losses				(0.2)	—	(0.2)	(0.3)	(0.2)		(0.2)		(0.2)		(0.2)
Total loss and loss expense ratio				67.6%	73.6%	64.6%	74.3%	61.9%		68.2%		66.9%		68.7%
Workers' compensation:
Written premiums				$106	86	90	85	113		198		288		374
Earned premiums				92	95	95	87	88		175		270		365
Current accident year before catastrophe losses				76.8%	76.9%	78.6%	84.8%	71.8%		78.3%		78.4%		78.0%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(10.3)	(0.5)	9.3	(17.8)	(8.0)		(12.9)		(5.1)		(3.9)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				66.5%	76.4%	87.9%	67.0%	63.8%		65.4%		73.3%		74.1%
Specialty package:
Written premiums				$27	30	36	36	40		76		112		142
Earned premiums				36	36	38	37	39		76		114		150
Current accident year before catastrophe losses				63.9%	45.0%	56.2%	80.0%	73.5%		76.7%		69.9%		63.9%
Current accident year catastrophe losses				39.9	2.8	22.9	16.1	6.4		11.2		15.1		12.1
Prior accident years before catastrophe losses				(6.0)	5.2	9.0	(3.3)	(2.5)		(2.8)		1.1		2.1
Prior accident years catastrophe losses				(3.0)	(2.4)	(0.1)	(0.6)	(3.4)		(2.0)		(1.4)		(1.6)
Total loss and loss expense ratio				94.8%	50.6%	88.0%	92.2%	74.0%		83.1%		84.7%		76.5%
Management liability and surety:
Written premiums				$30	28	34	33	26		59		93		121
Earned premiums				31	30	30	30	29		59		89		119
Current accident year before catastrophe losses				37.4%	54.4%	57.1%	60.1%	44.5%		52.4%		54.0%		54.1%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				19.8	(20.8)	(16.3)	4.8	60.8		32.4		15.9		6.6
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				57.2%	33.6%	40.8%	64.9%	105.3%		84.8%		69.9%		60.7%
Machinery and equipment:
Written premiums				$12	12	13	11	11		22		35		47
Earned premiums				12	12	11	11	10		21		32		44
Current accident year before catastrophe losses				20.9%	29.6%	26.7%	45.8%	15.0%		30.5%		29.2%		29.3%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(11.0)	1.1	(1.1)	(4.9)	8.0		1.5		0.6		0.7
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				9.9%	30.7%	25.6%	40.9%	23.0%		32.0%		29.8%		30.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2014 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Personal auto:
Written premiums				$107	$107	$128	$125	$100		$225		$353		$460
Earned premiums				116	115	112	109	107		216		328		443
Current accident year before catastrophe losses				79.5%	73.2%	71.7%	85.4%	66.9%		76.3%		74.7%		74.3%
Current accident year catastrophe losses				0.5	0.4	1.3	1.4	1.4		1.4		1.4		1.1
Prior accident years before catastrophe losses				(3.4)	2.7	(0.4)	(10.2)	7.9		(1.2)		(0.9)		—
Prior accident years catastrophe losses				(0.4)	—	(0.4)	(0.4)	(0.3)		(0.4)		(0.4)		(0.3)
Total loss and loss expense ratio				76.2%	76.3%	72.2%	76.2%	75.9%		76.1%		74.8%		75.1%
Homeowner:
Written premiums				$98	$105	$118	$116	$89		$205		$323		$428
Earned premiums				109	105	103	99	96		195		298		403
Current accident year before catastrophe losses				61.3%	52.5%	55.2%	50.5%	40.6%		45.6%		48.9%		49.9%
Current accident year catastrophe losses				28.3	16.1	18.7	30.1	9.4		19.9		19.5		18.6
Prior accident years before catastrophe losses				(6.5)	0.2	(3.2)	(7.4)	(0.7)		(4.1)		(3.8)		(2.8)
Prior accident years catastrophe losses				(5.4)	0.6	(4.2)	(2.0)	(2.4)		(2.2)		(2.9)		(2.0)
Total loss and loss expense ratio				77.7%	69.4%	66.5%	71.2%	46.9%		59.2%		61.7%		63.7%
Other personal:
Written premiums				$26	$27	$32	$32	$26		$58		$90		$117
Earned premiums				29	29	29	29	28		57		86		115
Current accident year before catastrophe losses				46.5%	57.2%	56.3%	52.5%	56.7%		54.5%		55.2%		55.7%
Current accident year catastrophe losses				7.8	3.1	5.5	4.3	1.5		2.9		3.8		3.6
Prior accident years before catastrophe losses				(1.9)	(2.1)	(39.8)	(17.8)	(1.5)		(9.5)		(19.9)		(15.4)
Prior accident years catastrophe losses				0.2	0.2	(1.6)	(0.9)	(1.2)		(1.1)		(1.3)		(0.9)
Total loss and loss expense ratio				52.6%	58.4%	20.4%	38.1%	55.5%		46.8%		37.8%		43.0%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Excess & Surplus:
Written premiums				$35	$34	$34	$33	$27		$60		$94		$128
Earned premiums				33	31	30	28	27		55		85		116
Current accident year before catastrophe losses				80.6%	62.6%	67.2%	65.7%	73.6%		69.6%		68.7%		67.1%
Current accident year catastrophe losses				3.0	(1.9)	3.4	0.9	0.1		0.6		1.6		0.7
Prior accident years before catastrophe losses				(27.1)	(19.9)	(13.7)	(0.7)	(8.8)		(4.7)		(7.9)		(11.2)
Prior accident years catastrophe losses				0.1	0.2	(0.9)	1.0	0.3		0.6		0.1		0.1
Total loss and loss expense ratio				56.6%	41.0%	56.0%	66.9%	65.2%		66.1%		62.5%		56.7%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently

CINF First-Quarter 2014 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(In millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2014
Commercial casualty	$69	$36	$105	$(1)	$31	$(2)	$28	$68	$31	$34	$133
Commercial property	99	9	108	44	(19)	4	29	143	(19)	13	137
Commercial auto	70	12	82	(2)	3	2	3	68	3	14	85
Workers' compensation	53	10	63	(6)	10	(2)	2	47	10	8	65
Specialty packages	22	5	27	12	(4)	(1)	7	34	(4)	4	34
Management liability and surety	24	4	28	(17)	4	2	(11)	7	4	6	17
Machinery and equipment	2	—	2	2	(3)	—	(1)	4	(3)	—	1
Total commercial lines	339	76	415	32	22	3	57	371	22	79	472

Personal auto	74	13	87	1	—	1	2	75	—	14	89
Homeowners	67	7	74	20	(11)	1	10	87	(11)	8	84
Other personal	12	1	13	(1)	3	—	2	11	3	1	15
Total personal lines	153	21	174	20	(8)	2	14	173	(8)	23	188

Commercial casualty & property	5	3	8	4	4	3	11	9	4	6	19
Total excess & surplus lines	5	3	8	4	4	3	11	9	4	6	19
Total property casualty	$497	$100	$597	$56	$18	$8	$82	$553	$18	$108	$679

Ceded loss and loss expense incurred for the three months ended March 31, 2014
Commercial casualty	$8	$—	$8	$(9)	$3	$(2)	$(8)	$(1)	$3	$(2)	$—
Commercial property	1	—	1	(1)	—	—	(1)	—	—	—	—
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	1	—	—	1	4	—	—	4
Specialty packages	—	—	—	—	—	—	—	—	—	—	—
Management liability and surety	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Machinery and equipment	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	12	—	12	(10)	3	(2)	(9)	2	3	(2)	3

Personal auto	—	—	—	—	—	—	—	—	—	—	—
Homeowners	1	—	1	(1)	—	—	(1)	—	—	—	—
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	—	1	(1)	—	—	(1)	—	—	—	—

Commercial casualty & property	—	—	—	—	—	—	—	—	—	—	—
Total excess & surplus lines	—	—	—	—	—	—	—	—	—	—	—
Total property casualty	$13	$—	$13	$(11)	$3	$(2)	$(10)	$2	$3	$(2)	$3

Net loss and loss expense incurred for the three months ended March 31, 2014
Commercial casualty	$61	$36	$97	$8	$28	$—	$36	$69	$28	$36	$133
Commercial property	98	9	107	45	(19)	4	30	143	(19)	13	137
Commercial auto	70	12	82	(2)	3	2	3	68	3	14	85
Workers' compensation	50	10	60	(7)	10	(2)	1	43	10	8	61
Specialty packages	22	5	27	12	(4)	(1)	7	34	(4)	4	34
Management liability and surety	24	4	28	(16)	4	2	(10)	8	4	6	18
Machinery and equipment	2	—	2	2	(3)	—	(1)	4	(3)	—	1
Total commercial lines	327	76	403	42	19	5	66	369	19	81	469

Personal auto	74	13	87	1	—	1	2	75	—	14	89
Homeowners	66	7	73	21	(11)	1	11	87	(11)	8	84
Other personal	12	1	13	(1)	3	—	2	11	3	1	15
Total personal lines	152	21	173	21	(8)	2	15	173	(8)	23	188

Commercial casualty & property	5	3	8	4	4	3	11	9	4	6	19
Total excess & surplus lines	5	3	8	4	4	3	11	9	4	6	19
Total property casualty	$484	$100	$584	$67	$15	$10	$92	$551	$15	$110	$676

CINF First-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums				$956	$854	$915	$879	$845		$1,724		$2,639		$3,493
Agency new business written premiums				123	128	141	139	135		274		415		543
Other written premiums				(42)	(74)	(25)	(34)	(10)		(44)		(69)		(143)
Reported written premiums – statutory*				$1,037	$908	$1,031	$984	$970		$1,954		$2,985		$3,893
Unearned premium change				(58)	52	(77)	(74)	(81)		(155)		(232)		(180)
Earned premiums				$979	$960	$954	$910	$889		$1,799		$2,753		$3,713
Year over year change %
Agency renewal written premiums				13%	11%	13%	10%	11%		11%		11%		11%
Agency new business written premiums				(9)	(3)	8	6	25		15		12		8
Other written premiums				(320)	(12)	34	(31)	63		17		24		9
Reported written premiums – statutory*				7	8	15	9	15		12		13		12
Paid losses and loss expenses
Losses paid				$484	$477	$470	$431	$424		$855		$1,325		$1,802
Loss expenses paid				100	98	92	90	89		179		271		369
Loss and loss expenses paid				$584	$575	$562	$521	$513		$1,034		$1,596		$2,171
Statutory combined ratio
Loss ratio				57.9%	51.6%	51.7%	56.3%	48.9%		52.7%		52.3%		52.1%
DCC expense ratio				5.2	4.7	4.4	1.1	3.9		2.4		3.1		3.5
AO expense ratio				6.0	6.3	6.1	6.6	6.2		6.4		6.3		6.3
Net underwriting expense ratio				29.0	32.8	30.1	30.6	29.9		30.3		30.3		30.8
Statutory combined ratio				98.1%	95.4%	92.3%	94.6%	88.9%		91.8%		92.0%		92.7%
Contribution from catastrophe losses				8.9	3.2	5.7	8.3	1.2		4.8		5.1		4.6
Statutory combined ratio excl. catastrophe losses				89.2%	92.2%	86.6%	86.3%	87.7%		87.0%		86.9%		88.1%
Commission expense ratio				17.7%	19.5%	18.5%	18.5%	17.9%		18.2%		18.3%		18.6%
Other expense ratio				11.3	13.3	11.6	12.1	12.0		12.1		12.0		12.2
Statutory expense ratio				29.0%	32.8%	30.1%	30.6%	29.9%		30.3%		30.3%		30.8%
GAAP combined ratio
GAAP combined ratio				100.3%	93.9%	93.7%	96.4%	91.2%		93.9%		93.8%		93.8%
Contribution from catastrophe losses				8.9	3.2	5.7	8.3	1.2		4.8		5.1		4.6
GAAP combined ratio excl. catastrophe losses				91.4%	90.7%	88.0%	88.1%	90.0%		89.1%		88.7%		89.2%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums				$713	$606	$632	$602	$631		$1,233		$1,865		$2,471
Agency new business written premiums				90	92	102	100	97		197		299		391
Other written premiums				(32)	(63)	(15)	(24)	—		(24)		(39)		(102)
Reported written premiums – statutory*				$771	$635	$719	$678	$728		$1,406		$2,125		$2,760
Unearned premium change				(79)	45	(39)	(33)	(97)		(130)		(169)		(124)
Earned premiums				$692	$680	$680	$645	$631		$1,276		$1,956		$2,636
Year over year change %
Agency renewal written premiums				13%	10%	13%	9%	11%		10%		11%		11%
Agency new business written premiums				(7)	(4)	13	10	29		19		17		11
Other written premiums				nm	(11)	46	(41)	100		35		40		16
Reported written premiums – statutory*				6	8	16	8	16		12		14		12
Paid losses and loss expenses
Losses paid				$327	$327	$306	$286	$297		$585		$891		$1,218
Loss expenses paid				76	75	70	68	68		135		205		280
Loss and loss expenses paid				$403	$402	$376	$354	$365		$720		$1,096		$1,498
Statutory combined ratio
Loss ratio				56.1%	48.8%	51.1%	54.9%	47.3%		51.2%		51.2%		50.6%
DCC expense ratio				6.4	5.3	5.1	0.6	4.3		2.5		3.4		3.9
AO expense ratio				5.4	6.3	5.7	6.4	6.2		6.2		6.0		6.1
Net underwriting expense ratio				28.5	34.0	30.8	31.5	29.0		30.2		30.4		31.2
Statutory combined ratio				96.4%	94.4%	92.7%	93.4%	86.8%		90.1%		91.0%		91.8%
Contribution from catastrophe losses				8.5	1.7	5.4	7.1	0.4		3.8		4.4		3.7
Statutory combined ratio excl. catastrophe losses				87.9%	92.7%	87.3%	86.3%	86.4%		86.3%		86.6%		88.1%
Commission expense ratio				16.4%	19.1%	18.0%	17.9%	16.5%		17.2%		17.4%		17.8%
Other expense ratio				12.1	14.9	12.8	13.6	12.5		13.0		13.0		13.5
Statutory expense ratio				28.5%	34.0%	30.8%	31.5%	29.0%		30.2%		30.4%		31.3%
GAAP combined ratio
GAAP combined ratio				99.9%	92.7%	93.7%	94.9%	90.8%		92.9%		93.2%		93.0%
Contribution from catastrophe losses				8.5	1.7	5.4	7.1	0.4		3.8		4.4		3.7
GAAP combined ratio excl. catastrophe losses				91.4%	91.0%	88.3%	87.8%	90.4%		89.1%		88.8%		89.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums				$218	$224	$258	$251	$195		$446		$704		$928
Agency new business written premiums				21	24	28	30	28		58		86		110
Other written premiums				(8)	(9)	(8)	(8)	(8)		(16)		(24)		(33)
Reported written premiums – statutory*				$231	$239	$278	$273	$215		$488		$766		$1,005
Unearned premium change				23	10	(34)	(36)	16		(20)		(54)		(44)
Earned premiums				$254	$249	$244	$237	$231		$468		$712		$961
Year over year change %
Agency renewal written premiums				12%	10%	12%	11%	11%		11%		11%		11%
Agency new business written premiums				(25)	(11)	(10)	3	17		9		2		(1)
Other written premiums				0	(13)	11	(33)	(33)		(33)		(14)		(14)
Reported written premiums – statutory*				7	8	10	9	11		10		10		9
Paid losses and loss expenses
Losses paid				$152	$141	$158	$141	$122		$261		$419		$560
Loss expenses paid				21	20	19	19	19		39		58		78
Loss and loss expenses paid				$173	$161	$177	$160	$141		$300		$477		$638
Statutory combined ratio
Loss ratio				64.8%	62.6%	54.1%	60.6%	53.6%		57.2%		56.0%		57.8%
DCC expense ratio				1.6	1.9	2.1	1.5	1.4		1.5		1.7		1.7
AO expense ratio				7.7	6.9	7.5	7.4	6.3		6.8		7.1		7.0
Net underwriting expense ratio				30.5	30.1	28.4	28.5	32.8		30.4		29.7		29.8
Statutory combined ratio				104.6%	101.5%	92.1%	98.0%	94.1%		95.9%		94.5%		96.3%
Contribution from catastrophe losses				10.8	7.7	7.0	12.6	3.5		8.1		7.7		7.7
Statutory combined ratio excl. catastrophe losses				93.8%	93.8%	85.1%	85.4%	90.6%		87.8%		86.8%		88.6%
Commission expense ratio				20.5%	19.5%	19.0%	19.0%	21.7%		20.2%		19.7%		19.7%
Other expense ratio				10.0	10.6	9.4	9.5	11.1		10.2		10.0		10.0
Statutory expense ratio				30.5%	30.1%	28.4%	28.5%	32.8%		30.4%		29.7%		29.7%
GAAP combined ratio
GAAP combined ratio				103.0%	100.3%	94.5%	100.4%	91.6%		96.1%		95.5%		96.8%
Contribution from catastrophe losses				10.8	7.7	7.0	12.6	3.5		8.1		7.7		7.7
GAAP combined ratio excl. catastrophe losses				92.2%	92.6%	87.5%	87.8%	88.1%		88.0%		87.8%		89.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums				$25	$24	$25	$26	$19		$45		$70		$94
Agency new business written premiums				12	12	11	9	10		19		30		42
Other written premiums				(2)	(2)	(2)	(2)	(2)		(4)		(6)		(8)
Reported written premiums – statutory*				$35	$34	$34	$33	$27		$60		$94		$128
Unearned premium change				(2)	(3)	(4)	(5)	—		(5)		(9)		(12)
Earned premiums				$33	$31	$30	$28	$27		$55		$85		$116
Year over year change %
Agency renewal written premiums				32%	26%	32%	37%	19%		29%		30%		29%
Agency new business written premiums				20	33	22	(18)	11		(5)		3		11
Other written premiums				0	(100)	(100)	33	(100)		0		(20)		(33)
Reported written premiums – statutory*				30	26	26	22	13		18		21		22
Paid losses and loss expenses
Losses paid				$5	$9	$6	$4	$5		$9		$15		$24
Loss expenses paid				3	3	3	3	2		5		8		11
Loss and loss expenses paid				$8	$12	$9	$7	$7		$14		$23		$35
Statutory combined ratio
Loss ratio				40.6%	24.7%	43.5%	52.1%	47.2%		49.7%		47.4%		41.3%
DCC expense ratio				8.4	12.1	7.0	9.3	11.9		10.6		9.4		10.1
AO expense ratio				7.6	4.2	5.5	5.5	6.1		5.8		5.7		5.3
Net underwriting expense ratio				30.4	29.9	30.9	30.9	33.3		32.0		31.6		31.1
Statutory combined ratio				87.0%	70.9%	86.9%	97.8%	98.5%		98.1%		94.1%		87.8%
Contribution from catastrophe losses				3.1	(1.7)	2.5	1.9	0.4		1.2		1.7		0.8
Statutory combined ratio excl. catastrophe losses				83.9%	72.6%	84.4%	95.9%	98.1%		96.9%		92.4%		87.0%
Commission expense ratio				26.5%	25.9%	26.3%	26.3%	26.9%		26.6%		26.5%		26.3%
Other expense ratio				3.9	4.0	4.6	4.6	6.4		5.4		5.1		4.8
Statutory expense ratio				30.4%	29.9%	30.9%	30.9%	33.3%		32.0%		31.6%		31.1%
GAAP combined ratio
GAAP combined ratio				86.9%	70.4%	86.7%	98.7%	98.0%		98.4%		94.2%		87.8%
Contribution from catastrophe losses				3.1	(1.7)	2.5	1.9	0.4		1.2		1.7		0.8
GAAP combined ratio excl. catastrophe losses				83.8%	72.1%	84.2%	96.8%	97.6%		97.2%		92.5%		87.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2014 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2014	2013	Change	% Change

Net premiums written	$58	$58	$—	—
Net investment income	36	35	1	3
Amortization of interest maintenance reserve	—	—	—	nm
Commissions and expense allowances on reinsurance ceded	2	2	—	—
Income from fees associated with Separate Accounts	2	1	1	116
Total revenues	$98	$96	$2	2

Death benefits and matured endowments	$26	$19	$7	40
Annuity benefits	13	15	(2)	(9)
Disability benefits and benefits under accident and health contracts	1	—	1	67
Surrender benefits and group conversions	5	7	(2)	(30)
Interest and adjustments on deposit-type contract funds	3	2	1	18
Increase in aggregate reserves for life and accident and health contracts	40	38	2	6
Payments on supplementary contracts with life contingencies	—	—	—	nm
Total benefit expenses	$88	$81	$7	9

Commissions	$9	$10	$(1)	(6)
General insurance expenses and taxes	10	11	(1)	(5)
Increase in loading on deferred and uncollected premiums	(1)	(2)	1	34
Net transfers from Separate Accounts	—	—	—	nm
Other deductions	—	—	—	nm
Total operating expenses	$18	$19	$(1)	(3)

Federal and foreign income tax benefit	(3)	—	(3)	nm

Net loss from operations before realized capital gains	$(5)	$(4)	$(1)	(56)

Net realized gains net of capital gains tax	—	—	—	nm

Net loss (statutory)	$(5)	$(4)	$(1)	(50)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2014 Supplemental Financial Data